Exhibit 99.3
Field Sales Advisory

Sales FAQ’s related to Brocade Acquisition

Company Confidential – Internal Use Only	Page 1	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

In connection with the proposed transaction, Brocade and Foundry will be filing documents with the SEC, including the filing by Foundry of a proxy statement/prospectus and by Brocade of a registration statement on Form S-4 that includes the proxy statement/prospectus. Investors and security holders are urged to read the registration statement on Form S-4 and the related proxy/prospectus when they become available because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting Foundry Investor Relations at (408) 207-1399. Investors and security holders may obtain free copies of the documents filed with the SEC on Brocade’s website at www.brcd.com or Foundry’s website at www.foundrynet.com/company/ir/ or the SEC’s website at www.sec.gov.
Foundry and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Foundry in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Foundry is also included in Foundry’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2008.
This presentation may include forward-looking statements regarding Foundry’s business outlook. These forward-looking statements are only predictions and involve risks and uncertainties such that actual results may vary significantly. These and other risks are set forth in more detail in Foundry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. These forward-looking statements reflect beliefs, estimates and predictions as of today, and Foundry expressly assumes no obligation to update any such forward-looking statements.

Company Confidential – Internal Use Only	Page 2	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

Approved Answers to Acquisition Questions from Customer Perspective

Are you moving away from the LAN/MAN/WAN Market and going all CEE or Ethernet in the DC?
•	Absolutely not.

•	We believe co-existence of focused protocols, for different purposes – the application will determine the protocol.

•	There will be some convergence and we will be there.
How does this impact your current product offerings?
•	It does not.

•	We will continue to invest and pour it on.

•	We remain committed to our Switching, Routing, and L4-7 business.

•	We expect to actually accelerate our innovation.
What does this acquisition mean to my network?
•	It means you should have even more confidence in our long-term investment, commitment to the market, and we have an opportunity to become a more prevalent provider of technology to your organization.
How does this impact your product plans?
•	We will be there first, talk to us about what is real, what is pragmatic, and what may work for you
Does this make us a competitor to any current Foundry partners?
•	No

Company Confidential – Internal Use Only	Page 3	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

•	In fact, our partners are more than pleased that we are offering a high-performance, highly reliable, customer proven, and credible alternative to Cisco.
Who is my contact – Foundry or Brocade sales person?
•	Both, for now.
•	Will be able to work together after the transaction closes.
What is the viability of your company financially?
•	Outstanding
•	Very profitable
•	Strong cash flow
What is the product roadmap?
•	Both companies continue their product roadmap for now
Where is the technology leverage from the merger?
•	High-performance, ultra-reliable

•	Convergence
Who is Brocade?
•	Brocade is an industry leader in data center networking solutions and services that enable organizations to manage their most vital information assets. Leader in the Storage Area Network market.

Company Confidential – Internal Use Only	Page 4	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

Answers to Common Internal Questions:

Can we make joint sales calls now?
•	Not until the transaction is closed.

•	We can do integration planning now.
What will the future organization look like – who will I work for?
•	TBD, integration planning will be announced in August.
Will the sales organization merge or run separately?
•	Separately for now.
Will all sales and SE teams carry all products?
•	Right now the teams are focused on their respective product categories.
Will we cross train the technical teams on all products?
•	TBD, as an outcome of our integration planning.
What is our go-to-market model?
•	Maintain our direct touch and channel progress

Company Confidential – Internal Use Only	Page 5	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

•	Will look for leverage going forward
Should we position ourselves as a complete competitor to Cisco or are there areas we will not compete with Cisco?
•	We are the high-performance, ultra-reliable, innovative alternative to Cisco

•	We are the ONLY company who can provide this credible alternative
What is Cisco going to say and how do we respond? They are going to say we are two desperate companies?
•	But we are both growing and financially strong.

•	But we both have significant product advantages over them.

•	But – our customers are satisfied with our quality and reliability, and their customers have been asking us to do this.

•	But we are overall taking share from them.

•	But, now we are much bigger and even more financially sound than ever before.

•	THEY have a lot to lose!!!!
They are going to say that Brocade now realizes that their strategy is the right one?
•	Brocade’s strategy hasn’t changed

•	Brocade still believes their strategy is about the data center

•	Foundry brings a high-performance Ethernet aspect to this
They are going to say that they were right and convergence is happening faster than we thought and we had to do this?
•	Not true – we have a pragmatic approach

•	We are ahead on products and technology

•	Our approach gives you the best investment protection and extension

Company Confidential – Internal Use Only	Page 6	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.

What should I do tomorrow and the rest of the quarter?
•	Stay focused on making your quota
•	Call your customers, prospects, and partners and share the announcement

Company Confidential – Internal Use Only	Page 7	July 2008
No statements made by Foundry Networks, Inc. (“Foundry”) in this marketing advisory, or information contained herein, may be deemed to constitute either an amendment of an existing agreement or an implied new commitment, promise or legal obligation by foundry to develop or deliver any specific product, feature or functionality.